SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-12

Virtus Opportunities Trust

Registration Nos. 811-07455 and 033-65137

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com

October __, 2018

Dear Fund Shareholder:

Virtus KAR Emerging Markets Small-Cap Fund and Virtus KAR International Small-Cap Fund (collectively, the “Funds”), each a series of Virtus Opportunities Trust (the "Trust"), will hold a joint special meeting of shareholders at 2:00 p.m. Eastern time, on November 20, 2018, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposals being presented by the Board of Trustees of the Trust.

The close of business on September 21, 2018 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Shareholders of each Fund are being asked to approve a change to each Fund’s fundamental investment limitation to change its status from diversified to non-diversified. Details about the proposals are included in the enclosed Proxy Statement, which also provides information about the voting process and the shareholder meeting.

The Board of Trustees has carefully assessed the proposal, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board’s recommendation, please vote FOR the relevant proposal on the enclosed proxy card.

YOUR VOTE COUNTS AND A DELAY IN VOTING CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY - ONLINE, BY TELEPHONE OR BY MAIL - BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge, reminding you to vote your shares.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

This letter has been prepared solely for the information

of existing shareholders.

This letter is not authorized for distribution to prospective investors.

Mutual Funds distributed by VP Distributors, LLC

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on November 20, 2018

To the shareholders of the Virtus KAR Emerging Markets Small-Cap Fund and Virtus KAR International Small-Cap Fund:

NOTICE IS HEREBY GIVEN THAT a joint special meeting of the shareholders of the Virtus KAR Emerging Markets Small-Cap Fund and Virtus KAR International Small-Cap Fund (each a “Fund” and together, the “Funds”), each a series of Virtus Opportunities Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, on November 20, 2018 at 2:00 p.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

	Proposal:	To be voted on by shareholders of:
Proposal 1	To approve a change to the Virtus KAR Emerging Markets Small-Cap Fund’s status from diversified to non-diversified	Virtus KAR Emerging Markets Small-Cap Fund

Proposal 2	To approve a change to the Virtus KAR International Small-Cap Funds’ status from diversified to non-diversified	Virtus KAR International Small-Cap Fund

The Trust may conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Trustees of the Trust has fixed the close of business on September 21, 2018, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Using the Internet – log on at the Internet address provided on the proxy card

•	By telephone – call the toll-free number listed on the proxy card

•	By mail – using the enclosed Proxy Card(s) and postage paid envelope

•	In Person – at the Meeting

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We encourage you to vote by telephone or using the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the relevant Proposal(s) above.

By order of the Board of Trustees of the Trust

Kevin J. Carr
Title: Senior Vice President, Counsel and Secretary

September [     ], 2018

Shareholders who do not expect to attend the joint special meeting are requested to vote using the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following this notice. It is important that the proxy be voted promptly.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

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VIRTUS OPPORTUNITIES TRUST

Virtus KAR Emerging Markets Small-Cap Fund

Virtus KAR International Small-Cap Fund

101 Munson Street

Greenfield, MA 01301-9668

JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on November 20, 2018

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Virtus KAR Emerging Markets Small-Cap Fund and Virtus KAR International Small-Cap Fund (the “Funds”), each a series of Virtus Opportunities Trust (the “Trust”). The proxies will be used at the joint special meeting of shareholders to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 on November 20, 2018 at 2:00 p.m. Eastern time (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders. This Proxy Statement, the Notice of Joint Special Meeting and the proxy card are first being mailed to shareholders on or about October 8, 2018 or as soon as practicable thereafter. The close of business on September 21, 2018 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each Shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each Share owned by such Shareholder (number of Shares owned times net asset value per Share) on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

As of the Record Date, each Fund had the following number of shares of common stock outstanding:

Fund	Number of Shares Outstanding
Virtus KAR Emerging Markets Small-Cap Fund	[ ]
Virtus KAR International Small-Cap Fund	[ ]

A copy of each Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at www.Virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this Proxy Statement is also available via the Internet at the Internet address provided on the proxy card.

At the Meeting, shareholders of each Fund will be asked to vote to approve a change to the Fund’s status from diversified to non-diversified.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Broadridge has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $90,000. The costs associated with this Proxy Statement will be paid by the Funds, with the costs shared pro rata based on assets under management.

The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Funds’ investment adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds.

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call 800-243-1574. Representatives are available Monday through Thursday 8:30 a.m. to 6:00 p.m. Eastern time and Friday until 5:00 p.m. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. Proxies voted by telephone or Internet also may be revoked at any time before the meeting by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying Proxy Card. In the absence of such direction, however, the persons named in the accompanying Proxy Card intend to vote “FOR” the relevant Proposal(s) and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Quorum Required. Each Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), a quorum is constituted by the presence in person or by proxy of 33 1/3% of the voting power of outstanding shares of a Fund entitled to vote at the Meeting.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but such proxy is not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For each proposal contained in this Proxy Statement, abstentions and “broker non-votes” are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a “no” or “against” vote.

If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on a proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

BOARD OF TRUSTEES RECOMMENDATION

The Board met on September 20, 2018 to discuss the Proposals and voted unanimously to approve the Proposals. The Board recommends that you vote “FOR” the relevant Proposal(s).

PROPOSAL 1 AND 2: TO APPROVE A CHANGE TO EACH FUND’S STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED

Introduction:

The Investment Company Act of 1940, as amended (the “1940 Act”) requires every mutual fund to state as a fundamental policy whether it is a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s fundamental policy and classification from a diversified fund to a non-diversified fund.

Currently, each Fund is subject to the Trust’s fundamental investment limitation as a diversified fund. A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

Proposal 1: To approve a change to Virtus KAR Emerging Markets Small-Cap Fund’s status from diversified to non-diversified

Virtus KAR Emerging Markets Small-Cap Fund currently is classified as a diversified fund. Shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act, so that the Trust’s fundamental diversification policy no longer applies. Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”), the Fund’s investment adviser, and Kayne Anderson Rudnick Investment Management, LLC (“KAR” or the “Subadviser”), the Fund’s subadviser, believe that changing the Fund’s classification to non-diversified will benefit the Fund’s investment team by giving it the ability to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer. The change would enable the Subadviser to focus the Fund’s investments on those securities that the Subadviser believes are the most promising. Because the Subadviser would be able to invest larger percentages of the Fund’s assets in the securities of fewer issuers, the Subadviser would be able to direct the Fund to take more meaningful positions in securities that are its top investment choices. In addition, the Subadviser believes that the proposed change would provide the Fund with increased flexibility to respond to future investment opportunities.

Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Subadviser directs the Fund to take a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if the Subadviser had diversified the Fund’s investments. The Subadviser would use this increased investment flexibility to take larger positions in the securities of fewer issuers only if and when it believes that doing so justifies the risks involved.

The Subadviser does not expect the proposed change in the classification of the Fund to materially affect the manner in which the Fund’s investment program is conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Other than the change in the Fund’s classification from diversified to non-diversified, the Adviser, Subadviser and the Board do not propose or anticipate any material change in the management of the Fund if the Proposal is approved. Any future material changes to the management of the Fund will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.

In addition, the Fund is (and will remain) subject to the diversification rules of the Internal Revenue Code of 1986, as amended (the “Tax Code”). These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, the Subadviser has no current intention of investing in the securities of any single issuer beyond the Tax Code limits. Like the 1940 Act limits, the Tax Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

If shareholders of the Fund approve Proposal 1, the change in the Fund’s classification from diversified to non-diversified will become effective when the Fund’s registration statement is revised or supplemented to reflect that the fundamental investment limitation requiring diversification no longer applies to the Fund. If shareholders of the Fund do not approve Proposal 1, the Fund will continue to be subject to the fundamental policy requiring diversification and will continue to operate as a “diversified” fund.

Required Vote:

Proposal 1 will be voted on by shareholders of Virtus KAR Emerging Markets Small-Cap Fund only, with the Fund’s share classes voting together. To approve Proposal 1, the Fund must receive an affirmative vote of a “majority of the outstanding voting securities of the Fund,” which is defined in the 1940 Act as the lesser of: (A) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”). Approval of Proposal 1 by shareholders of the Fund is not contingent upon approval of Proposal 2 by shareholders of Virtus KAR International Small-Cap Fund. If the Fund approves Proposal 1 and the other Fund does not approve Proposal 2, the Fund will change its classification to “non-diversified,” while the other Fund will remain diversified.

Proposal 2: To approve a change to Virtus KAR International Small-Cap Fund’s status from diversified to non-diversified

Virtus KAR International Small-Cap Fund currently is classified as a diversified fund. Shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act, so that the Trust’s fundamental diversification policy no longer applies. VIA, the Fund’s investment adviser, and KAR, the Fund’s subadviser, believe that changing the Fund’s classification to non-diversified will benefit the Fund’s investment team by giving it the ability to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer. The change would enable the Subadviser to focus the Fund’s investments on those securities that the Subadviser believes are the most promising. Because the Subadviser would be able to invest larger percentages of the Fund’s assets in the securities of fewer issuers, the Subadviser would be able to direct the Fund to take more meaningful positions in securities that are its top investment choices. In addition, the Subadviser believes that the proposed change would provide the Fund with increased flexibility to respond to future investment opportunities.

Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Subadviser directs the Fund to take a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if the Subadviser had diversified the Fund’s investments. The Subadviser would use this increased investment flexibility to take larger positions in the securities of fewer issuers only if and when it believes that doing so justifies the risks involved.

The Subadviser does not expect the proposed change in the classification of the Fund to materially affect the manner in which the Fund’s investment program is conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Other than the change in the Fund’s classification from diversified to non-diversified, the Adviser, Subadviser and the Board do not propose or anticipate any material change in the management of the Fund if the Proposal is approved. Any future material changes to the management of the Fund will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.

In addition, the Fund is (and will remain) subject to the diversification rules of the Tax Code. These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, the Subadviser has no current intention of investing in the securities of any single issuer beyond the Tax Code limits. Like the 1940 Act limits, the Tax Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

If shareholders of the Fund approve Proposal 2, the change in the Fund’s classification from diversified to non-diversified will become effective when the Fund’s registration statement is revised or supplemented to reflect that the fundamental investment limitation requiring diversification no longer applies to the Fund. If shareholders of the Fund do not approve Proposal 2, the Fund will continue to be subject to the fundamental policy requiring diversification and will continue to operate as a “diversified” fund.

Required Vote:

Proposal 2 will be voted on by shareholders of Virtus KAR International Small-Cap Fund only, with the Fund’s share classes voting together. To approve Proposal 2, the Fund must receive an affirmative vote of a 1940 Act Majority Vote. Approval of Proposal 2 by shareholders of the Fund is not contingent upon approval of Proposal 1 by shareholders of Virtus KAR Emerging Markets Small-Cap Fund. If the Fund approves Proposal 2 and the other Fund does not approve Proposal 1, the Fund will change its classification to “non-diversified,” while the other Fund will remain diversified.

OTHER INFORMATION

Share and Class Information:

As of the Record Date, each Fund offered multiple classes of shares to the public pursuant to a Multiple Class Plan adopted by the Board (the “18f-3 Plan”). The 18f-3 Plan sets forth that shares of each class of a Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class.

Ownership of Shares:

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. The following tables set forth the name, address, and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of either Fund’s outstanding equity securities as of September 21, 2018:

Virtus KAR Emerging Markets Small-Cap Fund

Name and Address	Share Class	Amount and Nature of Beneficial Ownership	% Ownership

[ ]	[ ]	[ ]	[ ]

Virtus KAR International Small-Cap Fund

Name and Address	Share Class	Amount and Nature of Beneficial Ownership	% Ownership
[ ]	[ ]	[ ]	[ ]

Service Providers:

Adviser. Virtus Investment Advisers, Inc., located at 100 Pearl Street, Hartford, CT 06103, serves as the investment adviser to the Funds.

Subadviser. Kayne Anderson Rudnick Investment Management, LLC, located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067, serves as investment subadviser to the Funds.

Custodian. The Bank of New York Mellon, located at 225 Liberty Street, New York, NY 10286, serves as Custodian of the Funds.

Distributor and Principal Underwriter. VP Distributors, LLC, located at 100 Pearl Street, Hartford, CT 06103, serves as Distributor and Principal Underwriter for the Funds.

Administrator and Transfer Agent. Virtus Fund Services, LLC, located at 100 Pearl Street, Hartford, CT 06103, serves as Administrator and Transfer Agent for the Funds.

Fund Accountant, Sub-Administrator, Sub-Transfer Agent and Dividend Dispersing Agent. BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as Fund Accountant, Sub-Administrator, Sub-Transfer Agent and Dividend Dispersing Agent for the Funds.

Other Business:

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereupon in their discretion.

Shareholder Proposals and Trustee Attendance at Annual Meetings of Shareholders:

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. However, if a shareholder meeting is held, it is the policy of the Trust to encourage Trustee attendance at such meetings in person or by teleconference.

Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

Shareholder Communications with Board:

Any shareholder who wishes to send a communication to the Board should send the communication to the attention of the Trust’s Secretary at 100 Pearl Street, Hartford, Connecticut 06103. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust’s Secretary at the same address.

After reviewing the communication, the Trust’s Secretary will then promptly forward the communication to the Board. Communications to individual Trustees or to a Committee sent in care of the Trust’s Secretary will be promptly forwarded to the individual Trustee or to the Committee, as applicable.

PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY NOVEMBER 19, 2018 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees of the Trust

Name:	Kevin J. Carr
Title:	Senior Vice President, Counsel and Secretary

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E51660-S76669 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain 1. To approve a change to the Virtus KAR Emerging Markets Small-Cap Fund’s status from diversified to non-diversified. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E51661-S76669 VIRTUS FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Virtus KAR Emerging Markets Small-Cap Fund (the "Fund") hereby appoints Kevin J. Carr and Jennifer S. Fromm, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on September 21, 2018 at a Special Meeting of Shareholders at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, on November 20, 2018 at 2:00 p.m. Eastern Time and any adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations. PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E51662-S76669 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposal: For Against Abstain 2. To approve a change to the Virtus KAR International Small-Cap Fund's status from diversified to non-diversified. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E51663-S76669 VIRTUS FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Virtus KAR International Small-Cap Fund (the "Fund") hereby appoints Kevin J. Carr and Jennifer S. Fromm, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on September 21, 2018 at a Special Meeting of Shareholders at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, on November 20, 2018 at 2:00 p.m. Eastern Time and any adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations. PLEASE SIGN AND DATE ON THE REVERSE SIDE